UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 20, 2018, Super Micro Computer, Inc. (the “Company”) submitted a supplemental letter to the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Panel that the Company will be unable to meet the Panel’s August 24, 2018 deadline to regain compliance with Nasdaq Listing Rule 5250(c)(1) because the Company will not be able to complete and file its Annual Report on Form 10-K for its fiscal year ended June 30, 2017 (the “2017 Form 10-K”) and its Quarterly Reports on Form 10-Q for its fiscal quarters ended September 30, 2017, December 31, 2017 and March 31, 2018 (collectively with the 2017 Form 10-K, the “Delinquent Reports”) with the Securities and Exchange Commission (“SEC”) by such date.
As previously disclosed, by decision dated May 9, 2018, the Panel granted the Company’s request to continue its listing on Nasdaq’s Global Select Market through August 24, 2018, subject to the condition that the Company become current with its SEC filings by that date and informs the Panel the Company is current with such filings. While the Company has made significant progress toward completing the necessary accounting review processes, it has determined that the Delinquent Reports will not be filed with the SEC by August 24, 2018.
As a result of the updated timing, the Company expects that its common stock will soon be suspended from trading on Nasdaq’s Global Select Market and the Panel will begin delisting proceedings. If the Panel decides to delist the Company's common stock, the Company will evaluate all of its options, including filing an appeal to the Nasdaq Listing and Hearing Review Council.
On August 21, 2018, the Company issued a press release announcing the notification to the Panel of its determination. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Cautionary Statement Regarding Forward Looking Statements
Statements contained in this report that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance.  In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, the Company’s continued efforts and ability to regain and maintain compliance with the Nasdaq Listing Rules. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including: any decision by the Panel with respect to the suspension or delisting of the Company’s common stock; the Company’s decision to seek an appeal of any Panel action and any decision of the Nasdaq Listing and Hearing Review Council with respect thereto; the ability of the Company to file its Delinquent Reports and all other SEC filings and regain compliance with the Nasdaq Listing Rules; and those other factors and risks contained in the Company’s filings with the SEC, including those factors discussed under the caption "Risk Factors" in such filings.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release entitled “Supermicro® Provides Update on Nasdaq Listing and SEC Filings”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: August 21, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)